Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 10 U.S.C. SECTION 1350

I, G. Hunter Haas, the President and Chief Financial Officer of Bimini Capital Management, Inc. (the “Company”) in compliance 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify that, the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 (the “Report”) filed with the Sececuritied and Exchange Commission:

1.	fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934

May 16, 2011	/s/ G. Hunter Haas
G. Hunter Haas, President and Chief Financial Officer